AMENDMENT NO. 1

           AMENDMENT NO. 1, dated as of August 5, 1994 (this "Amendment"), to:

      (i) the CREDIT AGREEMENT, dated as of July 1, 1994 (the "Parent Facility"), among VIACOM INC., a Delaware corporation ("Viacom"), each of the several Banks identified on the signature pages thereof, THE BANK OF NEW YORK, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, JP MORGAN SECURITIES INC., as the Syndication Agent, BANK OF AMERICA NT&SA, as a Managing Agent, the Banks identified as Agents on the signature pages thereof, as Agents, and the Banks identified as Co-Agents on the signature pages thereof, as Co-Agents; and

      (ii) the CREDIT AGREEMENT, dated as of July 1, 1994 (the "Subsidiary Facility"), among VIACOM CABLEVISION OF DAYTON INC., WNYT INC., WMZQ INC., WVIT INC. and VIACOM INTERNATIONAL INC., each a Delaware corporation (collectively, "Subsidiary Borrowers"), each of the several Banks identified on the signature pages thereof, THE BANK OF NEW YORK, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, JP MORGAN SECURITIES INC., as the Syndication Agent, BANK OF AMERICA NT&SA, as a Managing Agent, the Banks identified as Agents on the signature pages thereof, as Agents, and the Banks identified as Co-Agents on the signature pages thereof, as Co-Agents.

                              W I T N E S S E T H:

           WHEREAS, the parties who have heretofore entered into the Parent Facility and the Subsidiary Facility now desire to effect a general syndication of the Parent Facility and Subsidiary Facility and the related assignment of the outstanding Loans thereunder by amending certain provisions of such agreements; and

           NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                                   Amendments

           Section 1.1. All references to "Schedule I" in each of the Parent Facility and Subsidiary Facility are hereby amended to refer to Schedule I attached to this Amendment.

           Section 1.2. All references to "Schedule II" in each of the Parent Facility and the Subsidiary Facility are hereby amended to refer to the appropriate Schedule II relating to such agreement and attached to this Amendment.

           Section 1.3 All references to an "Agent" or a "Co-Agent" shall have the meanings set forth in each of the Parent Facility and Subsidiary Facility.

                                   ARTICLE II

                                     Funding

           Section 2.1. Subject to the prior effectiveness of this Amendment, and in order to give effect to the reallocation of the commitments and the outstanding Loans provided for by this Section 2.1, before 11:00 A.M. (New York City time) on August 15, 1994 (the "Effective Date"):

           (i) Each lender that is to become a Bank party to either of the Parent Facility or the Subsidiary Facility (each such lender, a "New Lender") shall make available to the Administrative Agent, for the respective accounts of the Banks that are parties to either of the Parent Facility or the Subsidiary Facility (the "Existing Lenders"), an amount equal to the aggregate of (x) such New Lender's Ratable Portion (as defined in each of the Parent Facility and the Subsidiary Facility, after giving effect to the provisions of Article I of this Amendment (the "Adjusted Ratable Portion")) of the outstanding Loans under (and as defined in) each of the Parent Facility and the Subsidiary Facility, and
      (y) such New Lender's Adjusted Ratable Portion of the Breakage Amount (as defined below), if any, payable by the New Lenders with respect to each Eurodollar Rate Loan outstanding on the Effective Date (other than any Eurodollar Rate Loans with respect to which the Effective Date is the first day of a new Interest Period); and

           (ii) Promptly thereafter (but in any event on the same day), the Administrative Agent shall cause to be distributed in like funds to each Existing Lender, for the account of its Applicable Lending Office, such Existing Lender's Ratable Portion (as defined in each of the Parent Facility and the Subsidiary Facility, but without giving effect to the provisions of Article I of this Agreement (the "Unadjusted Ratable Portion")) of (x) the amount paid by the New Lenders pursuant to clause
      (i) of this Section 2.1 in respect of the reallocation of loans and (y) the Breakage Amount, if any, paid by the New Lenders.

             Section 2.2. Subject to the prior effectiveness of this Amendment, before 11:00 A.M. (New York City time) on the Effective Date:

           (i) Each Existing Lender shall make available to the Administrative Agent, for the respective accounts of the New Lenders, an amount equal to the aggregate of (x) such Existing Lender's Unadjusted Ratable Portion of the Breakage Amount (as defined below), if any, payable by the Existing Lenders, and (y) the Participation Fee (as defined below) payable by such Existing Lender; and

           (ii) Promptly thereafter (but in any event on the same day), the Administrative Agent shall cause to be distributed in like funds to each New Lender, for the account of its Applicable Lending Office, such New Lender's Adjusted Ratable Portion of the (x) Breakage Amount, if any, paid by the Existing Lenders and (y) the aggregate of the Participation Fees paid by the Existing Lenders.

           Section 2.3. The "Breakage Amount" with respect to each Eurodollar Rate Loan shall be the amount calculated in accordance with the following formula:

      Principal Amount x [(New LIBOR - Old LIBOR)/360] x Number of Days
      Remaining

where:

      Principal Amount =  The aggregate of the Adjusted
                          Ratable Portions of the New Lenders of
                          the applicable Eurodollar Rate Loan

      New LIBOR = Eurodollar Rate determined in respect of
                  such Loan for the Interest Period
                  commencing on the Effective Date

      Old LIBOR = Eurodollar Rate in effect with respect to such Loan immediately prior to the Effective Date

      Number of Days Remaining = Number of days remaining in
                                 the Interest Period applicable to such Loan

If such amount is a negative number, the absolute value of such amount shall be payable only by the New Lenders for the account of the Existing Lenders. If such amount is a positive number, such amount shall be payable only by the Existing Lenders to the New Lenders.

           Section 2.3. The "Participation Fee" payable by each Existing Lender shall be the amount set forth with respect to such Existing Lender in the following table:

  Category of Existing Lender     Amount of Participation Fee
  ---------------------------     ---------------------------
Managing Agent                            $67,286.50
Agent                                     $64,851.57
Co-Agent                                  $46,322.55

           Section 2.4 Upon receipt of the monies by the Administrative Agent, as provided in Sections 2.1(i) and 2.2(i), and payment of the monies by the Administrative Agent, as provided in Section 2.1(ii) and 2.2(ii), the Administrative Agent shall make appropriate entries in its books pursuant to
Section 13.7(g) of the Parent Facility and Section 10.7(g) of the Subsidiary Facility to reflect the reallocation of Commitments and Loans effected by this Amendment.

           Section 2.4. The provisions of this Article are solely for the benefit of the Existing Lenders and the New Lenders and may not be enforced by any other party.


                                   ARTICLE III

                                  Effectiveness

           Section 3.1. This Amendment will be effective as of the Effective Date and following the execution thereof by each of Viacom, each Subsidiary Borrower, each Guarantor Subsidiary and each Existing Lender and New Lender identified on the signature pages hereof.

                                   ARTICLE IV

                         Representations and Warranties

           Section 4.1. Each of the Borrower, the Subsidiary Borrowers and the Subsidiary Guarantors hereby represents and warrants that on the Effective Date, both before and after giving effect to this Amendment, no Default or Event of Default shall exist or be continuing under the Parent Facility or the Subsidiary Facility.


                                    ARTICLE V

                                  Miscellaneous

           Section 5.1. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in each of the Parent Facility and the Subsidiary Facility.

           Section 5.2. Except as amended hereby, all of the terms of each of the Parent Facility and the Subsidiary Facility shall remain and continue in full force and effect and are hereby confirmed in all respects.

           Section 5.3. This Amendment shall be a Loan Document for the purposes of the Parent Facility and Subsidiary Facility.

           Section 5.4. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

           Section 5.5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                       VIACOM INC., as Borrower



                                       By: /s/ Vaughn A. Clarke
                                          -----------------------
                                          Name: Vaughn A. Clarke
                                          Title: Senior Vice
                                                 President, Treasurer

                                       VIACOM INTERNATIONAL INC., as a
                                       Subsidiary Borrower and as a Subsidiary
                                       Guarantor



                                       By: /s/ Vaughn A. Clarke
                                          -----------------------
                                          Name: Vaughn A. Clarke
                                          Title: Senior Vice
                                                 President, Treasurer

                                       On behalf of the following Subsidiary
                                       Borrowers:

                                       VIACOM CABLEVISION OF DAYTON INC.,

                                       WNYT INC.,

                                       WMZQ INC. and

                                       WVIT INC.

                                       PARAMOUNT COMMUNICATIONS INC., as a
                                       Subsidiary Guarantor



                                       By: /s/ Vaughn A. Clarke
                                          -----------------------
                                          Name: Vaughn A. Clarke
                                          Title: Senior Vice
                                                 President, Treasurer

                               EXISTING LENDERS

                               Managing Agents

                               THE BANK OF NEW YORK, as Managing Agent, the
                               Documentation Agent and a Bank



                               By: /s/ Vincent L. Pacilio
                                  -----------------------------
                                  Name: Vincent L. Pacilio
                                  Title: Vice President


                               CITIBANK, N.A., as Managing Agent, the
                               Administrative Agent and a Bank



                               By: /s/ David D. Clark
                                  -----------------------------
                                  Name: David D. Clark
                                  Title: Vice President


                               MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Managing Agent and a Bank



                               By: /s/ Stephen J. Kenneally
                                  -----------------------------
                                  Name: Stephen J. Kenneally
                                  Title: Vice President


                               BANK OF AMERICA NT&SA, as Managing Agent and a
                               Bank



                               By: /s/ Nancy L. Sun
                                  -----------------------------
                                  Name: Nancy L. Sun
                                  Title: Vice President

                               Agents

                               BANK OF MONTREAL, as Agent and a Bank



                                By: /s/ Yvonne Bos
                                  -----------------------------
                                  Name: Yvonne Bos
                                  Title: Managing Director


                               THE BANK OF NOVA SCOTIA, as Agent and a Bank



                               By: /s/ Vince Fitzgerald
                                  -----------------------------
                                  Name: Vince Fitzgerald
                                  Title: Vice President


                               THE BANK OF TOKYO TRUST COMPANY, as Agent and a Bank



                               By: /s/ Neal Hoffson
                                  -----------------------------
                                  Name: Neal Hoffson
                                  Title: Vice President


                               BARCLAYS BANK PLC, as Agent and a Bank



                               By: /s/ James L. Hatter
                                  -----------------------------
                                  Name: James L. Hatter
                                  Title: Director


                               CANADIAN IMPERIAL BANK OF COMMERCE, as Agent and a Bank



                               By: /s/ John H. Tyler
                                  -----------------------------
                                  Name: John H. Tyler
                                  Title: Vice President

                               THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as Agent and a Bank



                               By: /s/ Bruce Langenkamp
                                  -----------------------------
                                  Name: Bruce Langenkamp
                                  Title: Vice President


                               CREDIT LYONNAIS CAYMAN ISLAND BRANCH, as Agent and a Bank



                               By: /s/ M. Bernadette Collins
                                  -----------------------------
                                  Name: M. Bernadette Collins
                                  Title: Vice President


                               THE FIRST NATIONAL BANK OF BOSTON, as Agent and a Bank



                               By: /s/ Mary M. Barcus
                                  -----------------------------
                                  Name: Mary M. Barcus
                                  Title: Vice President


                               THE FUJI BANK, LIMITED, as Agent and a Bank



                               By: /s/ Katsunori Nozawa
                                  -----------------------------
                                  Name: Katsunori Nozawa
                                  Title: Vice President &
                                         Manager


                               THE INDUSTRIAL BANK OF JAPAN, LTD., as Agent and a Bank



                               By: /s/ Jeffrey Cole
                                  -----------------------------
                                  Name: Jeffrey Cole
                                  Title: Vice President

                               LTCB TRUST COMPANY, as Agent and a Bank



                               By: /s/ Tetsuya Fukunaga
                                  -----------------------------
                                  Name: Tetsuya Fukunaga
                                  Title: Vice President


                               MELLON BANK, N.A., as Agent and a Bank



                               By: /s/ Sean C. Gannon
                                  -----------------------------
                                  Name: Sean C. Gannon
                                  Title: Assistant Vice President


                               NATIONSBANK OF TEXAS N.A., as Agent and a Bank



                               By: /s/ Chad E. Coben
                                  -----------------------------
                                  Name: Chad E. Coben
                                  Title: Assistant Vice President


                               SOCIETE GENERALE, as Agent and a Bank



                               By: /s/ Pascale Hainline
                                  -----------------------------
                                  Name: Pascale Hainline
                                  Title: Vice President


                               THE TORONTO-DOMINION BANK, as Agent and a Bank



                               By: /s/ David G. Parker
                                  -----------------------------
                                  Name: David G. Parker
                                  Title: Mgr. Cr. Admin.

                               UNION BANK, as Agent and a Bank



                               By: /s/ Bill D. Gooch
                                  -----------------------------
                                  Name: Bill D. Gooch
                                  Title: Assistant Vice President


                               Co-Agents


                               CREDIT SUISSE, as Co-Agent and a Bank



                               By: /s/ Michael C. Mast
                                  -----------------------------
                                  Name: Michael C. Mast
                                  Title: Member of Senior Management


                               By: /s/ Scott E. Zoellner
                                  -----------------------------
                                  Name: Scott E. Zoellner
                                  Title: Associate



                               THE DAI-ICHI KANGYO BANK LTD., NEW YORK BRANCH, as Co-Agent and a Bank



                               By: /s/ Yosada Onoda
                                  -----------------------------
                                  Name: Yosada Onoda
                                  Title: Senior Vice President


                               THE MITSUBISHI BANK, LIMITED, as Co-Agent and a Bank



                               By: /s/ Paula Mueller
                                  -----------------------------
                                  Name: Paula Mueller
                                  Title: Vice President

                               THE MITSUBISHI TRUST & BANKING CORPORATION, as Co-Agent and a Bank



                               By: /s/ Patricia Loret de Mola
                                  -----------------------------
                                  Name: Patricia Loret de Mola
                                  Title: Senior Vice President


                               ROYAL BANK OF CANADA, as Co-Agent and a Bank



                               By: /s/ E. Salazar
                                  -----------------------------
                                  Name: E. Salazar
                                  Title: Senior Manager


                               THE SANWA BANK, LTD., as Co-Agent and a Bank



                               By: /s/ Masaaki Ariyoshi
                                  -----------------------------
                                  Name: Masaaki Ariyoshi
                                  Title: Vice President


                               THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH, as Co-Agent and a Bank



                               By: /s/ Shuntaro Higashi
                                  -----------------------------
                                  Name: Shuntaro Higashi
                                  Title: Joint General Manager

                               UNION BANK OF SWITZERLAND, as Co-Agent and a Bank



                               By: /s/ James P. Kelleher
                                  -----------------------------
                                  Name: James P. Kelleher
                                  Title: Assistant Treasurer


                               By: /s/ Peter B. Yearly
                                  -----------------------------
                                  Name: Peter B. Yearly
                                  Title: Vice President


                               Syndication Agent


                               JP MORGAN SECURITIES INC., as the Syndication
                               Agent



                               By: /s/ Barbara J. Asch
                                  -----------------------------
                                  Name: Barbara J. Asch
                                  Title: Vice President


                               NEW LENDERS

                               Lead Managers


                               CHEMICAL BANK, as Lead Manager and a Bank



                               By: /s/ John C. Coffin
                                  -----------------------------
                                  Name: John C. Coffin
                                  Title: Vice President

                               DEUTSCHE BANK AG, through its New York and/or Cayman Islands Branch, as Lead Manager and a Bank



                               By: /s/ John R. Lilly
                                  -----------------------------
                                  Name: John R. Lilly
                                  Title: Vice President



                               By: /s/ Alain M. Bolea
                                  -----------------------------
                                  Name: Alain M. Bolea
                                  Title: Director

                               Participants


                               THE SAKURA BANK, LIMITED, as Participant and a
                               Bank



                               By: /s/ Yasuhiro Terada
                                  -----------------------------
                                  Name: Yasahiro Terada
                                  Title: Senior Vice President & Assistant
                                         General Manager


                               COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                               EUROPEENNE, NEW YORK BRANCH, as Participant and a Bank



                               By: /s/ Marcus Edward
                                  -----------------------------
                                  Name: Marcus Edward
                                  Title: Vice President

                               By: /s/ Sean Mounier
                                  -----------------------------
                                  Name: Sean Mounier
                                  Title: Vice President

                               PNC BANK N.A., as Participant and a Bank



                               By: /s/ Karen M. Wolters
                                  -----------------------------
                                  Name: Karen M. Wolters
                                  Title: Vice President


                               FIRST INTERSTATE BANK OF WASHINGTON, N.A., as Participant and a Bank



                               By: /s/ Susan Hendrixson
                                  -----------------------------
                                  Name: Susan Hendrixson
                                  Title: Vice President


                               GULF INTERNATIONAL BANK, as Participant and a
                               Bank



                               By: /s/ Abdel-Fattah Tahoun
                                  -----------------------------
                                  Name: Abdel-Fattah Tahoun
                                  Title: Senior Vice President

                               By: /s/ Haytham F. Khalil
                                  -----------------------------
                                  Name: Haytham F. Khalil
                                  Title: Assistant Vice President


                               THE TOKAI BANK, LIMITED, NEW YORK BRANCH, as
                               Participant and a Bank



                               By: /s/ Masaharu Muto
                                  -----------------------------
                                  Name: Masaharu Muto
                                  Title: Deputy General Manager

                               THE YASUDA TRUST AND BANKING CO., LTD., NEW YORK BRANCH, as Participant and a Bank



                               By: /s/ Neil T. Chau
                                  -----------------------------
                                  Name: Neil T. Chau
                                  Title: First Vice President

                                   Schedule I

                             List of Lending Offices


Bank
The Bank of New York                   Domestic Lending Office:

                                       The Bank of New York
                                       One Wall Street
                                       16th Floor
                                       New York, New York 10286

                                       Eurodollar Lending Office:

                                       Same

Citibank, N.A.                         Domestic Lending Office:

                                       Citibank, N.A.
                                       399 Park Avenue
                                       New York, New York 10043

                                       Eurodollar Lending Office:

                                       Same

Morgan Guaranty Trust Company          Domestic Lending Office:
  of New York
                                       Morgan Guaranty Trust Company of
                                             New York
                                       60 Wall Street
                                       New York, New York 10260-0060
                                       Attention Loan Department
                                       Telex #177615 MGT VT

                                       Eurodollar Lending Office:

                                       Morgan Guaranty Trust
                                           Company of New York
                                       Nassau, Bahamas Office
                                       c/o J.P. Morgan Services
                                       Loan Operations - 3rd Floor
                                       500 Stanton Christiana Road
                                       Newark, Delaware 19713

Bank
Bank of America NT&SA                  Domestic Lending Office:

                                       Bank of America NT&SA
                                       1850 Gateway Boulevard
                                       4th Floor
                                       Concord, California 94520

                                       Eurodollar Lending Office:

                                       Same

Bank of Montreal                       Domestic Lending Office:

                                       Bank of Montreal, Chicago Branch
                                       115 South LaSalle Street
                                       11th Floor
                                       Chicago, IL 60603

                                       Eurodollar Lending Office:

                                       Same

The Bank of Nova Scotia                Domestic Lending Office:

                                       The Bank of Nova Scotia
                                       1 Liberty Plaza
                                       26th Floor
                                       New York, NY 10006

                                       Eurodollar Lending Office:

                                       Same

The Bank of Tokyo Trust Company        Domestic Lending Office:

                                       The Bank of Tokyo Trust Company
                                       1251 Avenue of the Americas
                                       12th Floor
                                       New York, New York 10116

                                       Eurodollar Lending Office:

                                       Same

Bank
Barclays Bank PLC                      Domestic Lending Office:

                                       Barclays Bank
                                       222 Broadway
                                       12th Floor
                                       New York, NY 10038

                                       Eurodollar Lending Office:

                                       Same

Canadian Imperial Bank                 Domestic Lending Office:
  of Commerce
                                       Canadian Imperial Bank of
                                       Commerce
                                       425 Lexington Avenue
                                       Syndication Department
                                       7th Floor
                                       New York, New York  10017

                                       Eurodollar Lending Office:

                                       Same

The Chase Manhattan Bank               Domestic Lending Office:
  (National Association)
                                       The Chase Manhattan Bank
                                       (National Association)
                                       One Chase Manhattan Plaza
                                       New York, New York  10081

                                       Eurodollar Lending Office:

                                       Same

Credit Lyonnais Cayman Island          Domestic Lending Office:
Branch
                                       Credit Lyonnais
                                       1301 Avenue of the Americas
                                       New York, New York  10019

                                       Eurodollar Lending Office:

                                       Same

Bank
The First National Bank of Boston      Domestic Lending Office:

                                       The First National Bank of Boston
                                       100 Federal Street
                                       Mailstop 01-08-08
                                       Boston, MA 02110

                                       Eurodollar Lending Office:

                                       Same

The Fuji Bank, Limited                 Domestic Lending Office:

                                       The Fuji Bank, Limited
                                       Two World Trade Center
                                       79th Floor
                                       New York, New York 10048

                                       Eurodollar Lending Office:

                                       Same

The Industrial Bank of                 Domestic Lending Office:
  Japan, Ltd.
                                       The Industrial Bank of Japan,
                                       Ltd.
                                       245 Park Avenue
                                       New York, New York 10167

                                       Eurodollar Lending Office:

                                       Same

LTCB Trust Company                     Domestic Lending Office:

                                       LTCB Trust Company
                                       165 Broadway
                                       49th Floor
                                       New York, NY 10006

                                       Eurodollar Lending Office:

                                       Same

Bank
Mellon Bank, N.A.                      Domestic Lending Office:

                                       Mellon Bank, N.A.
                                       3 Mellon Bank Center
                                       Room 2304
                                       Pittsburgh, PA 15259

                                       Eurodollar Lending Office:

                                       Same

NationsBank of Texas N.A.              Domestic Lending Office:

                                       NationsBank
                                       901 Miami Street
                                       67th Floor
                                       Dallas, TX 75202

                                       Eurodollar Lending Office:

                                       Same

Societe Generale                       Domestic Lending Office:

                                       Societe Generale
                                       50 Rockefeller Plaza
                                       5th Avenue
                                       14th Floor
                                       New York, NY 10020

                                       Eurodollar Lending Office:

                                       Same

The Toronto-Dominion Bank              Domestic Lending Office:

                                       The Toronto-Dominion Bank
                                       909 Fannin Street
                                       Houston, TX 77010

                                       Eurodollar Lending Office:

                                       Same

Bank
Union Bank                             Domestic Lending Office:

                                       Union Bank of California
                                       445 South Figuera Street
                                       15th Floor
                                       Los Angeles, CA 90071

                                       Eurodollar Lending Office:

                                       Same

Credit Suisse                          Domestic Lending Office:

                                       Credit Suisse
                                       12 East 49th Street
                                       New York, New York  10017

                                       Eurodollar Lending Office:

                                       Same

The Dai-Ichi Kangyo Bank Ltd., New     Domestic Lending Office:
York Branch
                                       The Dai-Ichi Kangyo Bank
                                       One World Trade Center
                                       Suite 4911
                                       New York, NY 10048

                                       Eurodollar Lending Office:

                                       Same

The Mitsubishi Bank, Limited           Domestic Lending Office:

                                       The Mitsubishi Bank, Ltd.
                                       New York Branch
                                       Two World Financial Center
                                       225 Liberty Street
                                       New York, New York 10281

                                       Eurodollar Lending Office:

                                       Same

Bank
The Mitsubishi Trust & Banking         Domestic Lending Office:
Corporation
                                       The Mitsubishi Trust & Banking
                                       Corp.
                                       520 Madison Avenue
                                       26th Floor
                                       New York, NY 10022

                                       Eurodollar Lending Office:

                                       Same

Royal Bank of Canada                   Domestic Lending Office:

                                       Royal Bank of Canada
                                       New York Branch
                                       c/o Royal Bank of Canada
                                       New York Operations Center
                                       Pierrepont Plaza
                                       300 Cadman Plaza West
                                       Brooklyn, New York 11201-2701

                                       Eurodollar Lending Office:

                                       Same

The Sanwa Bank, Ltd.                   Domestic Lending Office:

                                       The Sanwa Bank, Ltd.
                                       Park Avenue Plaza
                                       55 East 52nd Street
                                       24th Floor
                                       New York, New York 10055

                                       Eurodollar Lending Office:

                                       Same

Bank
The Sumitomo Bank, Limited, New York   Domestic Lending Office:
Branch
                                       The Sumitomo Bank, Limited, New
                                       York Branch
                                       One World Trade Center
                                       Suite 9651
                                       New York, NY 10048

                                       Eurodollar Lending Office:

                                       Same

Union Bank of Switzerland              Domestic Lending Office:

                                       Union Bank of Switzerland
                                       299 Park Avenue
                                       33rd Floor
                                       New York, NY 10171

                                       Eurodollar Lending Office:

                                       Same

Chemical Bank                          Domestic Lending Office:

                                       Chemical Bank
                                       270 Park Avenue
                                       10th Floor
                                       New York, New York 10172

                                       Eurodollar Lending Office:

                                       Same

Deutsche Bank AG                       Domestic Lending Office:

                                       Deutsche Bank
                                       31 West 52nd Street
                                       24th Floor
                                       New York, New York 10019

                                       Eurodollar Lending Office:

                                       Same

Bank
The Sakura Bank, Limited               Domestic Lending Office:

                                       The Sakura Bank, Limited,
                                       New York Branch
                                       277 Park Avenue
                                       45th Floor
                                       New York, New York 10172

                                       Eurodollar Lending Office:

                                       Same
Compagnie Financiere de CIC            Domestic Lending Office:
et de l'Union Europeenne,
New York Branch                        Compagnie Financiere de CIC
                                       et de l'Union Europeenne,
                                       New York Branch
                                       520 Madison Avenue
                                       37th Floor
                                       New York, New York 10022

                                       Eurodollar Lending Office:

                                       Same
PNC Bank N.A.                          Domestic Lending Office:

                                       PNC Bank N.A.
                                       Broad & Chestnut Streets
                                       P. O. Box 7648
                                       Philadelphia, Pennsylvania 19101

                                       Eurodollar Lending Office:

                                       Same
First Interstate Bank of Washington,   Domestic Lending Office:
N.A.
                                       First Interstate Bank of
                                       Washington, N.A.
                                       999 Third Avenue
                                       Mail Stop 984
                                       Seattle, Washington 98104

                                       Eurodollar Lending Office:

                                       Same

Gulf International                     Domestic Lending Office:

                                       Gulf International Bank
                                       380 Madison Avenue
                                       New York, New York 10017

                                       Eurodollar Lending Office:

                                       Same
The Tokai Bank, Limited,               Domestic Lending Office:
New York Branch
                                       The Tokai Bank, Limited,
                                       New York Branch
                                       55 East 52nd Street
                                       (Park Avenue Plaza)
                                       New York, New York 10055

                                       Eurodollar Lending Office:

                                       Same
The Yasuda Trust and                   Domestic Lending Office:
Banking Co., Ltd.,
New York Branch                        The Yasuda Trust and
                                       Banking Co., Ltd.,
                                       New York Branch
                                       666 Fifth Avenue
                                       Suite 801
                                       New York, New York 10103

                                       Eurodollar Lending Office:

                                       Same

                                              SCHEDULE II - PARENT FACILITY

                                        Short-Term Loan    Revolving Loan         Term Loan             Total
                                           Commitment        Commitment           Commitment          Commitment
                                        ---------------    --------------       --------------      ---------------
The Bank of New York                    $110,294,117.65     $79,411,764.71      $96,573,529.42      $286,279,411.78
Citibank, N.A.                          $110,294,117.64     $79,411,764.70      $96,573,529.44      $286,279,411.78
Morgan Guaranty Trust                   $110,294,117.65     $79,411,764.71      $96,573,529.42      $286,279,411.78
  Company of New York
Bank of America NT&SA                   $110,294,117.65     $79,411,764.71      $96,573,529.42      $286,279,411.78

Bank of Montreal                         $90,960,953.35     $65,491,886.41      $79,645,410.75      $236,098,250.51
The Bank of Nova Scotia                  $90,960,953.35     $65,491,886.41      $79,645,410.75      $236,098,250.51
The Bank of Tokyo Trust Company          $68,220,715.01     $49,118,914.81      $59,734,058.06      $177,073,687.88
Barclays Bank PLC                        $90,960,953.35     $65,491,886.41      $79,645,410.75      $236,098,250.51
Canadian Imperial Bank                   $90,960,953.35     $65,491,886.41      $79,645,410.75      $236,098,250.51
  of Commerce
The Chase Manhattan Bank N.A.            $90,960,953.35     $65,491,886.41      $79,645,410.75      $236,098,250.51
Credit Lyonnais Cayman                   $90,960,953.35     $65,491,886.41      $79,645,410.75      $236,098,250.51
  Island Branch
The First National Bank of Boston        $90,960,953.35     $65,491,886.41      $79,645,410.75      $236,098,250.51
The Fuji Bank, Limited                   $90,960,953.35     $65,491,886.41      $79,645,410.75      $236,098,250.51
The Industrial Bank of                   $90,960,953.35     $65,491,886.41      $79,645,410.75      $236,098,250.51
  Japan, Ltd.
LTCB Trust Company                       $90,960,953.35     $65,491,886.41      $79,645,410.75      $236,098,250.51
Mellon Bank, N.A.                        $90,960,953.35     $65,491,886.41      $79,645,410.75      $236,098,250.51
NationsBank of Texas N.A.                $90,960,953.35     $65,491,886.41      $79,645,410.75      $236,098,250.51
Societe Generale                         $90,960,953.35     $65,491,886.41      $79,645,410.75      $236,098,250.51
Toronto-Dominion Bank                    $90,960,953.35     $65,491,886.41      $79,645,410.75      $236,098,250.51
Union Bank                               $22,740,238.33     $16,372,971.60      $19,911,362.69       $59,024,562.62

Credit Suisse                            $64,972,109.53     $46,779,918.86      $56,889,579.10      $168,641,607.49
The Dai-Ichi Kangyo Bank                 $64,972,109.53     $46,779,918.86      $56,889,579.10      $168,641,607.49
The Mitsubishi Bank, Limited             $64,972,109.53     $46,779,918.86      $56,889,579.10      $168,641,607.49
The Mitsubishi Trust &                   $64,972,109.53     $46,779,918.86      $56,889,579.10      $168,641,607.49
  Banking Corporation
Royal Bank of Canada                     $64,972,109.53     $46,779,918.86      $56,889,579.10      $168,641,607.49
The Sanwa Bank, Ltd.                     $64,972,109.53     $46,779,918.86      $56,889,579.10      $168,641,607.49
Sumitomo Bank, Limited,                  $64,972,109.53     $46,779,918.86      $56,889,579.10      $168,641,607.49
  New York Branch
Union Bank of Switzerland                $64,972,109.53     $46,779,918.86      $56,889,579.10      $168,641,607.49

Chemical Bank                            $36,764,705.88     $26,470,588.24      $32,191,176.47       $95,426,470.59
Deutsche Bank AG                         $36,764,705.88     $26,470,588.24      $32,191,176.47       $95,426,470.59
The Sakura Bank, Limited                 $27,573,529.41     $19,852,941.18      $24,143,382.35       $71,569,852.94
Compagnie Financiere de CIC              $18,382,352.94     $13,235,294.12      $16,095,588.24       $47,713,235.30
  et de L'Union Europeenne,
  New York Branch
PNC Bank N.A.                            $18,382,352.94     $13,235,294.12      $16,095,588.24       $47,713,235.30
First Interstate Bank of                  $9,191,176.47      $6,617,647.06       $8,047,794.12       $23,856,617.65
Washington, N.A.
Gulf International Bank                   $9,191,176.47      $6,617,647.06       $8,047,794.12       $23,856,617.65
The Tokai Bank, Limited,                  $9,191,176.47      $6,617,647.06       $8,047,794.12       $23,856,617.65
  New York Branch
The Yasuda Trust and Banking              $9,191,176.47      $6,617,647.06       $8,047,794.12       $23,856,617.65
  Co., Ltd., New York Branch

                                      $2,500,000,000.00  $1,800,000,000.00   $2,189,000,000.00    $6,489,000,000.00

                                              SCHEDULE II - SUBSIDIARY FACILITY

                                                          Viacom        CableVision of
                                                       International     Dayton, Inc.       WNYT Inc.
                                                       -------------    -------------     -------------
The Bank of New York                                   $4,411,764.71    $2,514,705.87     $1,588,235.29
Citibank, N.A.                                         $4,411,764.74    $2,514,705.87     $1,588,235.28
Morgan Guaranty Trust                                  $4,411,764.71    $2,514,705.87     $1,588,235.29
  Company of New York
Bank of America NT&SA                                  $4,411,764.71    $2,514,705.87     $1,588,235.29

Bank of Montreal                                       $3,638,438.13    $2,073,909.74     $1,309,837.73
The Bank of Nova Scotia                                $3,638,438.13    $2,073,909.74     $1,309,837.73
The Bank of Tokyo Trust Company                        $2,728,828.60    $1,555,432.30       $982,378.30
Barclays Bank PLC                                      $3,638,438.13    $2,073,909.74     $1,309,837.73
Canadian Imperial Bank                                 $3,638,438.13    $2,073,909.74     $1,309,837.73
  of Commerce
The Chase Manhattan Bank N.A.                          $3,638,438.13    $2,073,909.74     $1,309,837.73
Credit Lyonnais Cayman                                 $3,638,438.13    $2,073,909.74     $1,309,837.73
  Island Branch
The First National Bank of Boston                      $3,638,438.13    $2,073,909.74     81,309,837.73
The Fuji Bank, Limited                                 $3,638,438.13    $2,073,909.74     $1,309,837.73
The Industrial Bank of                                 $3,638,438.13    $2,073,909.74     $1,309,837.73
  Japan, Ltd.
LTCB Trust Company                                     $3,638,438.13    $2,073,909.74     $1,309,837.73
Mellon Bank, N.A.                                      $3,638,438.13    $2,073,909.74     $1,309,837.73
NationsBank of Texas N.A.                              $3,638,438.13    $2,073,909.74     $1,309,837.73
Societe Generale                                       $3,638,438.13    $2,073,909.74     $1,309,837.73
Toronto-Dominion Bank                                  $3,638,438.13    $2,073,909.74     $1,309,837.73
Union Bank                                               $909,609.53      $518,477.43       $327,459.43

Credit Suisse                                          $2,598,884.38    $1,481,364.10       $935,598.38
The Dai-Ichi Kangyo Bank                               $2,598,884.38    $1,481,364.10       $935,598.38
The Mitsubishi Bank, Limited                           $2,598,884.38    $1,481,364.10       $935,598.38
The Mitsubishi Trust &                                 $2,598,884.38    $1,481,364.10       $935,598.38
  Banking Corporation
Royal Bank of Canada                                   $2,598,884.38    $1,481,364.10       $935,598.38
The Sanwa Bank, Ltd.                                   $2,598,884.38    $1,481,364.10       $935,598.38
Sumitomo Bank, Limited,                                $2,598,884.38    $1,481,364.10       $935,598.38
  New York Branch
Union Bank of Switzerland                              $2,598,884.38    $1,481,364.10       $935,598.38

Chemical Bank                                          $1,470,588.24      $838,235.29       $529,411.76
Deutsche Bank AG                                       $1,470,588.24      $838,235.29       $529,411.76
The Sakura Bank, Limited                               $1,102,941.18      $628,676.47       $397,058.82
Compagnie Financiere de CIC et                           $735,294.12      $419,117.65       $264,705.88
  de L'Union Europeenne,
  New York Branch
PNC Bank N.A.                                            $735,294.12      $419,117.65       $264,705.88
First Interstate Bank of Washington, N.A.                $367,647.06      $209,558.82       $132,352.94
Gulf International Bank                                  $367,647.06      $209,558.82       $132,352.94
The Tokai Bank, Limited,                                 $367,647.06      $209,558.82       $132,352.94
  New York Branch
The Yasuda Trust and Banking                             $367,647.06      $209,558.82       $132,352.94
  Co., Ltd., New York Branch

                                                     $100,000,000.00   $57,000,000.00    $36,000,000.00

                                                                                                             Total
                                                                    WMZQ Inc.           WVIT Inc.          Commitment
                                                                    ---------           ---------          ----------
The Bank of New York                                             $2,250,000.00        $2,955,882.35      $13,720,588.22
Citibank, N.A.                                                   $2,250,000.00        $2,955,882.33      $13,720,588.22
Morgan Guaranty Trust                                            $2,250,000.00        $2,955,882.35      $13,720,588.22
  Company of New York
Bank of America NT&SA                                            $2,250,000.00        $2,955,882.35      $13,720,588.22

Bank of Montreal                                                 $1,855,603.45        $2,437,753.55      $11,315,542.60
The Bank of Nova Scotia                                          $1,855,603.45        $2,437,753.55      $11,315,542.60
The Bank of Tokyo Trust Company                                  $1,391,702.59        $1,828,315.16       $8,486,656.95
Barclays Bank PLC                                                $1,855,603.45        $2,437,753.55      $11,315,542.60
Canadian Imperial Bank                                           $1,855,603.45        $2,437,753.55      $11,315,542.60
  of Commerce
The Chase Manhattan Bank N.A.                                    $1,855,603.45        $2,437,753.55      $11,315,542.60
Credit Lyonnais Cayman                                           $1,855,603.45        $2,437,753.55      $11,315,542.60
  Island Branch
The First National Bank of Boston                                $1,855,603.45        $2,437,753.55      $11,315,542.60
The Fuji Bank, Limited                                           $1,855,603.45        $2,437,753.55      $11,315,542.60
The Industrial Bank of                                           $1,855,603.45        $2,437,753.55      $11,315,542.60
  Japan, LTD.
LTCB Trust Company                                               $1,855,603.45        $2,437,753.55      $11,315,542.60
Mellon Bank, N.A.                                                $1,855,603.45        $2,437,753.55      $11,315,542.60
NationsBank of Texas N.A.                                        $1,855,603.45        $2,437,753.55      $11,315,542.60
Societe Generale                                                 $1,855,603.45        $2,437,753.55      $11,315,542.60
Toronto-Dominion Bank                                            $1,855,603.45        $2,437,753.55      $11,315,542.60
Union Bank                                                         $463,900.87          $609,438.39       $2,828,885.65

Credit Suisse                                                    $1,325,431.03        $1,741,252.54       $8,082,530.43
The Dai-Ichi Kangyo Bank                                         $1,325,431.03        $1,741,252.54       $8,082,530.43
The Mitsubishi Bank, Limited                                     $1,325,431.03        $1,741,252.54       $8,082,530.43
The Mitsubishi Trust &                                           $1,325,431.03        $1,741,252.54       $8,082,530.43
  Banking Corporation
Royal Bank of Canada                                             $1,325,431.03        $1,741,252.54       $8,082,530.43
The Sanwa Bank, Ltd.                                             $1,325,431.03        $1,741,252.54       $8,082,530.43
Sumitomo Bank, Limited,                                          $1,325,431.03        $1,741,252.54       $8,082,530.43
  New York Branch
Union Bank of Switzerland                                        $1,325,431.03        $1,741,252.54       $8,082,530.43

Chemical Bank                                                      $750,000.00          $985,294.12       $4,573,529.40
Deutsche Bank AG                                                   $750,000.00          $985,294.12       $4,573,529.40
The Sakura Bank Limited                                            $562,500.00          $738,970.59       $3,430,147.06
Compagnie Financiere de                                            $375,000.00          $492,647.06       $2,286,764.71
  CIC et de L'Union Europeenne,
  New York Branch
PNC Bank N.A.                                                      $375,000.00          $492,647.06       $2,286,764.71
First Interstate Bank of Washington, N.A.                          $187,500.00          $246,323.53       $1,143,382.35
Gulf International Bank                                            $187,500.00          $246,323.53       $1,143,382.35
The Tokai Bank, Limited,                                           $187,500.00          $246,323.53       $1,143,382.35
  New York Branch
The Yasuda Trust and Banking                                       $187,500.00          $246,323.53       $1,143,382.35
  Co., Ltd., New York Branch

                                                                $51,000,000.00       $67,000,000.00     $311,000,000.00

                                    AMENDMENT

           This Amendment ("Amendment"), dated as of May 15, 1995, shall be:

           AMENDMENT NO. 3 to the $6.489 BILLION CREDIT AGREEMENT, dated as of July 1, 1994, as amended as of August 5, 1994 by Amendment No. 1 and as of September 29, 1994 by Amendment No. 2 (the "Parent Facility"), among VIACOM INC., a Delaware corporation ("Viacom"), each of the several Banks, THE BANK OF NEW YORK, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, JP MORGAN SECURITIES INC., as the Syndication Agent, BANK OF AMERICA NT&SA, as a Managing Agent, the Banks identified as Agents on the signature pages thereof, as Agents, and the Banks identified as Co-Agents on the signature pages thereof, as Co-Agents; and

           AMENDMENT NO. 2 to the $311 MILLION CREDIT AGREEMENT, dated as of July 1, 1994, as amended as of August 5, 1994 by Amendment No. 1 (the "Subsidiary Facility"), among VIACOM CABLEVISION OF DAYTON INC., WNYT INC., WMZQ INC., WVIT INC. and VIACOM INTERNATIONAL INC., each a Delaware corporation (collectively, "Subsidiary Borrowers"), each of the several Banks, THE BANK OF NEW YORK, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, JP MORGAN SECURITIES INC., as the Syndication Agent, BANK OF AMERICA NT&SA, as a Managing Agent, the Banks identified as Agents on the signature pages thereof, as Agents, and the Banks identified as Co-Agents on the signature pages thereof, as Co-Agents.

                              W I T N E S S E T H:

           WHEREAS, Viacom and the Subsidiary Borrowers have requested certain amendments to be made to certain provisions of the Parent Facility and the Subsidiary Facility, respectively; and

           WHEREAS, the parties who have heretofore entered into the Parent Facility and the Subsidiary Facility now desire to amend such provisions of such agreements.

           NOW, THEREFORE, the parties hereto agree as follows:

           SECTION 1. Amendments. (a) The definition of EBIDT in Section 1.1 of the Parent Facility is hereby amended by:

           (i) deleting clause (a)(ii) in its entirety and replacing it with the following:

                "(ii) amortization expense (including all amortization expenses recognized in accordance with APB 16 and 17 but excluding (A) all other amortization of programming, production and pre-publication costs and (B) amortization of videocassettes)";

and

           (ii) deleting the phrase ", less (c) Net Video Tape Purchases" after the word "definition" at the end of clause (b).

           (b) Section 1.1 of the Parent Facility is hereby amended to delete the definition of Net Video Tape Purchases.

           (c) The definition of "Applicable Eurodollar Rate Margin" in Section
1.1 of each of the Parent Facility and the Subsidiary Facility is hereby amended by deleting the first proviso in its entirety and replacing it with the following:

                "provided, however, that if the ratings assigned by S&P and Moody's shall differ, the Credit Rating shall be the rating which is the higher rating".

           (d)  Section 2.3 (b) of the Parent Facility is hereby amended by:

           (i) inserting the words "or Capital Market Transaction date" after the words "related sale date" in clause (y) thereof;

           (ii) deleting the number $250 million in clause (y)(C) thereof and replacing it with the number $500 million;

           (iii) replacing the word "reinvested", wherever it appears therein, with the words "used to acquire assets";

           (iv) replacing the word "reinvestment", in the first place it appears therein, with the words "use for acquisitions"; and

           (v) replacing the words "reinvestment of Net Cash Proceeds" with the words "use of Net Cash Proceeds for acquisitions".

           (e) Each of Section 5.4 (a) of the Parent Facility and Section 3.4
(a) of the Subsidiary Facility is hereby amended by deleting the proviso in its entirety and replacing it with the following:

                "provided, however, that if the ratings assigned by S&P and Moody's shall differ, the Credit Rating shall be the rating which is the higher rating".

           (f) Section 10.6 of the Parent Facility is hereby amended by replacing it in its entirety with the following:

                "10.6. Subsidiary Indebtedness. The Borrower shall not permit any of its Subsidiaries, other than a Guarantor Subsidiary, to incur Indebtedness for borrowed money other than (a) the Subsidiary Loans (as defined in the Subsidiary Facility), (b) under existing facilities identified on Schedule 10.6 to Amendment No. 2 to this Agreement or any replacement facilities thereto which in the aggregate do not exceed the amounts of the commitments on such Schedule and (c) Indebtedness for borrowed money in an aggregate amount at any time outstanding of not more than $25 million for all of its Subsidiaries other than a Guarantor Subsidiary".

           (g) Section 7.4 of the Subsidiary Facility is hereby amended by adding after the word "Agreement" the phrase "and other than Indebtedness permitted pursuant to Section 10.6 of the Parent Facility".

           (h) Each of Section 10.7 of the Parent Facility and Section 7.5 of the Subsidiary Facility is hereby amended by inserting the following after the words "Commercial Paper" in the parentheses:

                "and up to $500 million of Indebtedness with maturities of no less than seven years from the date such Indebtedness is incurred".

           SECTION 2. Effectiveness. This Amendment will be effective upon the execution hereof by each of Viacom, each Subsidiary Borrower, the Guarantor Subsidiary and (i) except in the case of the amendments contained in Sections 1(c) and (e) hereof, the Majority Banks and (ii) in the case of the amendments contained in Sections 1(c) and (e) hereof, each of the Banks.


           SECTION 3. Representations and Warranties. Each of Viacom, the Subsidiary Borrowers and the Guarantor Subsidiary hereby represents and warrants that as of the date hereof, both before and after giving effect to this Amendment, no Default or Event of Default shall exist or be continuing under the Parent Facility or the Subsidiary Facility.


           SECTION 4. Miscellaneous. (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in each of the Parent Facility and the Subsidiary Facility.

           (b) Except as amended hereby, all of the terms of each of the Parent Facility and the Subsidiary Facility shall remain and continue in full force and effect and are hereby confirmed in all respects.

           (c) This Amendment shall be a Loan Document for the purposes of the Parent Facility and the Subsidiary Facility.

           (d) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

           (e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


           SECTION 5. Guarantor Subsidiary Confirmation. By signing below, the Guarantor Subsidiary hereby agrees to the terms of the foregoing Amendment and confirms that the VII Guarantee remains in full force and effect.

           SECTION 6. Viacom Inc. Confirmation. By signing below, Viacom Inc., as guarantor under the Parent Guarantee ("Parent Guarantor"), hereby agrees to the terms of the foregoing Amendment and confirms that the Parent Guarantee remains in full force and effect.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                        VIACOM INC., as Borrower and as Parent
                                        Guarantor



                                        By: /s/ Vaughn A. Clark
                                           ----------------------------
                                           Name: Vaughn A. Clark
                                           Title: Senior Vice President,
                                                  Treasurer


                                        VIACOM INTERNATIONAL INC., as a
                                        Subsidiary Borrower and as a Guarantor
                                        Subsidiary



                                        By: /s/ Vaughn A. Clark
                                           ----------------------------
                                           Name: Vaughn A. Clark
                                           Title: Senior Vice President,
                                                  Treasurer


                                        On behalf of the following Subsidiary
                                        Borrowers:

                                        VIACOM CABLEVISION OF DAYTON INC.,

                                        WNYT INC.,

                                        WMZQ INC. and

                                        WVIT INC.



                                        By: /s/ Vaughn A. Clark
                                           ----------------------------
                                           Name: Vaughn A. Clark
                                           Title: Senior Vice President,
                                                  Treasurer

                                        Managing Agents

                                        THE BANK OF NEW YORK, as Managing Agent, the Documentation Agent and a Bank



                                        By: /s/ Geoffrey C. Brooks
                                           ----------------------------
                                           Name: Geoffrey C. Brooks
                                           Title: Vice President


                                        CITIBANK, N.A., as Managing Agent, the
                                        Administrative Agent and a Bank



                                        By: /s/ Margaret C. Ullrich
                                           ----------------------------
                                           Name: Margaret C. Ullrich
                                           Title: Vice President


                                        MORGAN GUARANTY TRUST COMPANY OF NEW
                                        YORK, as Managing Agent and a Bank



                                        By: /s/ Mathias Blumschein
                                           ----------------------------
                                           Name: Mathias Blumschein
                                           Title: Associate



                                        BANK OF AMERICA NT&SA, as Managing Agent and a Bank


                                         By:/s/ Amy S. Trapp
                                           ----------------------------
                                           Name: Amy S. Trapp
                                           Title: Vice President

                                        Agents

                                        BANK OF MONTREAL, as Agent and a Bank



                                        By: /s/ Yvonne Bos
                                           ----------------------------
                                           Name: Yvonne Bos
                                           Title:Managing Director



                                        THE BANK OF NOVA SCOTIA, as Agent and a
                                        Bank



                                        By: /s/ Vince J. Fitzgerald
                                           ----------------------------
                                           Name: Vince J. Fitzgerald
                                           Title: Senior Relationship Mgr.


                                        BANK OF TOKYO TRUST COMPANY, as Agent
                                        and a Bank



                                        By: /s/ Charles Poer
                                           ----------------------------
                                           Name: Charles Poer
                                           Title: Vice President & Manager


                                        BARCLAYS BANK PLC, as Agent and a Bank



                                        By: /s/ Michael W. Ballard
                                           ----------------------------
                                           Name: Michael W. Ballard
                                           Title:Associate Director


                                        CANADIAN IMPERIAL BANK OF COMMERCE, as
                                        Agent and a Bank



                                        By:/s/ John Tyler
                                           ----------------------------
                                           Name: John Tyler
                                           Title: Vice President

                                        THE CHASE MANHATTAN BANK (NATIONAL
                                        ASSOCIATION), as Agent and a Bank



                                        By: /s/ Bruce Longenkamp
                                           ----------------------------
                                           Name: Bruce Longenkamp
                                           Title:Vice President



                                        CREDIT LYONNAIS CAYMAN ISLAND BRANCH, as
                                        Agent and a Bank



                                        By: /s/ M. Bernadette Collins
                                           ----------------------------
                                           Name: M. Bernadette Collins
                                           Title:Authorized Signature



                                        THE FIRST NATIONAL BANK OF BOSTON, as
                                        Agent and a Bank



                                        By: /s/ Mary M. Barcus
                                           ----------------------------
                                           Name: Mary M. Barcus
                                           Title: Vice President


                                        THE FUJI BANK, LIMITED, as Agent and a
                                        Bank



                                        By: /s/ Kazuaki Kitabatake
                                           ----------------------------
                                           Name: Kazuaki Kitabatake
                                           Title:Joint General Manager


                                        THE INDUSTRIAL BANK OF JAPAN, LTD., as
                                        Agent and a Bank

                                        By: /s/ Jeffrey Cole
                                           ----------------------------
                                           Name: Jeffrey Cole
                                           Title:Senior Vice President


                                        LTCB TRUST COMPANY, as Agent and a Bank



                                        By: /s/ John A. Krob
                                           ----------------------------
                                           Name: John A. Krob
                                           Title: Senior Vice President


                                        MELLON BANK, N.A., as Agent and a Bank



                                        By: /s/ G. Luis Ashley
                                           ----------------------------
                                           Name: G. Luis Ashley
                                           Title: First Vice President



                                        NATIONSBANK OF TEXAS, N.A., as Agent and a Bank



                                        By: /s/ Chad E. Coben
                                           ----------------------------
                                           Name: Chad E. Coben
                                           Title: Vice President



                                        SOCIETE GENERALE, as Agent and a Bank



                                        By: /s/ Pascale Hainline
                                           ----------------------------
                                           Name: Pascale Hainline
                                           Title:Vice President

                                        THE TORONTO-DOMINION BANK, as Agent and
                                        a Bank



                                        By: /s/ Neva Nesbitt
                                           ----------------------------
                                           Name: Neva Nesbitt
                                           Title:Manager Credit Admin.


                                        UNION BANK, as Agent and a Bank



                                        By: /s/ J. Kevin Sampson
                                           ----------------------------
                                           Name: J. Kevin Sampson
                                           Title:


                                        Co-Agents


                                        CREDIT SUISSE, as Co-Agent and a Bank



                                        By: /s/ Michael C. Mast
                                           ----------------------------
                                           Name: Michael C. Mast
                                           Title: Member of Senior Management


                                        By: /s/ Kristina Catlin
                                           ----------------------------
                                           Name: Kristina Catlin
                                           Title: Associate



                                        THE DAI-ICHI KANGYO BANK LTD., NEW YORK
                                        BRANCH, as Co-Agent and a Bank



                                        By: /s/ Shinya Wako
                                           ----------------------------
                                           Name: Shinya Wako
                                           Title:Senior Vice President
                                                 and Department Head

                                        THE MITSUBISHI BANK, LIMITED, as
                                        Co-Agent and a Bank



                                        By: /s/ Paula Mueller
                                           ----------------------------
                                           Name: Paula Mueller
                                           Title: Vice President


                                        THE MITSUBISHI TRUST & BANKING
                                        CORPORATION, as Co-Agent and a Bank



                                        By: /s/ Patricia Loret de Mola
                                           ----------------------------
                                           Name: Patricia Loret de Mola
                                           Title: Senior Vice President



                                        ROYAL BANK OF CANADA, as Co-Agent and a
                                        Bank



                                        By: /s/ Eduardo Salazar
                                           ----------------------------
                                           Name: Eduardo Salazar
                                           Title: Senior Manager


                                        THE SANWA BANK, LTD., as Co-Agent and a
                                        Bank



                                        By: /s/ Dominic J. Sorresso
                                           ----------------------------
                                           Name: Dominic J. Sorresso
                                           Title:Vice President


                                        THE SUMITOMO BANK, LIMITED, NEW YORK
                                        BRANCH, as Co-Agent and a Bank



                                        By: /s/ Shuntaro Hisashi
                                           ----------------------------
                                           Name: Shuntaro Hisashi
                                           Title: Joint General Manager

                                        UNION BANK OF SWITZERLAND, as Co-Agent
                                        and a Bank



                                        By: /s/ James P. Kelleher
                                           ----------------------------
                                           Name: James P. Kelleher
                                           Title: Assistant Vice President


                                        By: /s/ Peter B. Yearley
                                           ----------------------------
                                           Name: Peter B. Yearley
                                           Title: Vice President


                                        Syndication Agent


                                        JP MORGAN SECURITIES INC., as the
                                        Syndication Agent



                                        By: /s/ Barbara J. Asch
                                           ----------------------------
                                           Name: Barbara J. Asch
                                           Title:Vice President


                                        Lead Managers


                                        CHEMICAL BANK, as Lead Manager and a
                                        Bank



                                        By: /s/ Mary E. Cameron
                                           ----------------------------
                                           Name: Mary E. Cameron
                                           Title: Vice President

                                        DEUTSCHE BANK AG, through its New York
                                        and/or Cayman Islands Branch, as Lead
                                        Manager and a Bank



                                        By: /s/ Steven M. Godeke
                                           ----------------------------
                                           Name: Steven M. Godeke
                                           Title: Vice President



                                        By: /s/ Bina R. Dabbah
                                           ----------------------------
                                           Name: Bina R. Dabbah
                                           Title: Vice President

                                        Participants


                                        THE SAKURA BANK, LIMITED



                                        By: /s/ Hiroshi Shimazaki
                                           ----------------------------
                                           Name: Hiroshi Shimazaki
                                           Title: Senior Vice President
                                                  and Manager


                                        COMPAGNIE FINANCIERE DE CIC ET DE
                                        L'UNION EUROPEENNE, NEW YORK BRANCH



                                        By:/s/ Brian O'Leary/Marcus Edward
                                           --------------------------------
                                           Name: Brian O'Leary/Marcus Edward
                                           Title: Vice Presidents


                                        PNC BANK N.A.



                                        By: /s/ Karen M. Wolters
                                           ----------------------------
                                           Name: Karen M. Wolters
                                          Title: Vice President

                                        FIRST INTERSTATE BANK OF WASHINGTON,
                                        N.A.



                                        By:/s/ Susan Hendrixson
                                           ----------------------------
                                           Name: Susan Hendrixson
                                           Title: Vice President


                                        GULF INTERNATIONAL BANK



                                        By:/s/ Abdel-Fattah Tahoun
                                           ----------------------------
                                           Name: Abdel-Fattah Tahoun
                                           Title: Senior Vice President

                                        By:/s/ Haytham F. Khalil
                                           ----------------------------
                                           Name: Haytham F. Khalil
                                           Title: Assistant Vice President


                                        THE TOKAI BANK, LIMITED, NEW YORK BRANCH



                                        By: /s/ Masaharu Muto
                                           ----------------------------
                                           Name: Masaharu Muto
                                           Title: Deputy General Manager


                                        THE YASUDA TRUST AND BANKING CO., LTD.,
                                        NEW YORK BRANCH



                                        By:/s/ Neil T. Chau
                                           ----------------------------
                                           Name: Neil T. Chau
                                           Title: First Vice President

                                        BANK BRUSSELS LAMBERT, NEW YORK BRANCH


By: /s/ Denise Isherwood               By: /s/ Eric Hollanders
   ---------------------                  -----------------------------
   Name:  Denise Isherwood                 Name:  Eric Hollanders
   Title: Assistant Vice                   Title: Senior Vice President
             President                             Credit Department

                                        BANQUE FRANCAISE DU COMMERCE EXTERIEUR,
                                        NEW YORK BRANCH


                                        By: /s/ Peter K. Harris
                                           ----------------------------
                                           Name: Peter K. Harris
                                           Title: Vice President


                                        By: /s/ William Marer
                                           ----------------------------
                                           Name: William Marer
                                           Title: Vice President/Manager


                                        DEN DANSKE BANK


                                        By: /s/ George Wendell
                                           ----------------------------
                                           Name: George Wendell
                                           Title: Vice President


                                        By: /s/ Mogens Sondergaard
                                           ----------------------------
                                           Name: Mogens Sondergaard
                                           Title: Vice President


                                        FIRST UNION NATIONAL BANK OF NORTH
                                        CAROLINA


                                        By: /s/ William F. Laponte, III
                                           ----------------------------
                                           Name: William F. Laponte, III
                                           Title: Vice President

                                        NIPPON CREDIT BANK, LTD., LOS ANGELES
                                        AGENCY


                                        By: /s/ Bernardo E. Correa-Henschke
                                           --------------------------------
                                           Name:  Bernardo E. Correa-Henschke
                                           Title: Vice President and Manager


                                        SHAWMUT BANK CONNECTICUT, N.A.


                                        By: /s/ Robert F. West
                                           ----------------------------
                                           Name: Robert F. West
                                           Title: Director


                                        VAN KAMPEN PRIME RATE INCOME TRUST



                                        By: /s/ Jeffrey W. Maillet
                                           ----------------------------
                                           Name: Jeffrey W. Maillet
                                           Title: Vice President
                                                  & Portfolio Mgr.


                                        FIRST HAWAIIAN BANK



                                        By: /s/ William B. Schink
                                           ----------------------------
                                           Name: William B. Schink
                                           Title: Vice President


                                        BAYERISCHE VEREINS BANK, A.G.



                                        By: /s/ John Carlson
                                           ----------------------------
                                           Name: John Carlson
                                           Title: Vice President

                                        By: /s/ Sylvia Cheng
                                           ----------------------------
                                           Name: Sylvia Cheng
                                           Title: Vice President


                                        BANK OF HAWAII



                                        By: /s/ J. Bryan Scearce
                                           ----------------------------
                                           Name: J. Bryan Scearce
                                           Title: Associate Vice President

                                        THE SUMITOMO TRUST BANKING COMPANY, LTD.



                                        By: /s/ Suraj P. Bhatia
                                           ----------------------------
                                           Name: Suraj P. Bhatia
                                           Title: Senior Vice President
                                                  Manager, Corp. Finance

                                    AMENDMENT

           This Amendment ("Amendment"), dated as of November 17, 1995, shall be:

           AMENDMENT NO. 4 to the $6.489 BILLION CREDIT AGREEMENT, dated as of July 1, 1994, as amended, ("Parent Facility") among VIACOM INC., a Delaware corporation ("Viacom"), each of the several Banks, THE BANK OF NEW YORK, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, JP MORGAN SECURITIES INC., as the Syndication Agent, BANK OF AMERICA NT&SA, as a Managing Agent, the Banks identified as Agents on the signature pages thereof, as Agents, and the Banks identified as Co-Agents on the signature pages thereof, as Co-Agents.

           AMENDMENT NO. 3 to the $311 MILLION CREDIT AGREEMENT, dated as of July 1, 1994, as amended, (the "Subsidiary Facility") among VIACOM CABLEVISION OF DAYTON INC., WNYT INC., WMZQ INC., WVIT INC., AND VIACOM INTERNATIONAL INC., each a Delaware corporation (collectively "Subsidiary Borrowers"), each of the several Banks, THE BANK OF NEW YORK, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, JP MORGAN SECURITIES INC., as the Syndication Agent, BANK OF AMERICA NT&SA, as a Managing Agent, the Banks identified as Agents of the signature pages thereof, as Agents, and the Banks identified as Co-Agents on the signature pages thereof, as Co-Agents.

                                   WITNESSETH:

           WHEREAS, Viacom, Viacom International Inc., a wholly-owned subsidiary of Viacom ("VII"), Viacom International Services Inc., a wholly-owned subsidiary of VII ("VII Services"), Tele-Communications Inc. ("TCI"), and TCI Communications Inc. ("TCI Sub"), a wholly -owned subsidiary of TCI, have entered into a series of agreements ("the Transaction Documents", which are listed on Schedule I attached hereto) pursuant to which (i) VII will convey to VII Services proceeds from the $1.7 billion bank debt described below and all of its assets relating to business operations other than the cable television business (the "Non Cable Businesses"), and VII Services will assume all of VII's liabilities (including its existing public debt and bank debt) other than the $1.7 Billion bank debt described below and liabilities relating to the cable television business (the "Cable Business"), (ii) VII will distribute the stock of VII Services to Viacom (the "First Distribution"), (iii) VII, after giving effect to the First Distribution, will be solely engaged in the Cable Business and VII will be recapitalized with new VII Class A common stock, (iv) the Class A common stock of VII will be split off to the shareholders of Viacom in an exchange offer (the "Exchange Offer") in which shares of Viacom common stock will be exchanged for shares of VII Class A common stock, (v) VII prior to the expiration of the Exchange Offer will borrow $1.7 billion from a syndicate of lenders, the proceeds of which will be deposited in a secured collateral account until the date of consummation of the Exchange Offer when VII will transfer such proceeds to VII Services as described above, and (vi) immediately after the split off, TCI has agreed to purchase Class B common stock of VII and the Class A common stock will be automatically converted upon such purchase into preferred stock, and (vii) VII will no longer be a subsidiary of Viacom and will be renamed TCI Pacific Communications Inc. and VII Services will be renamed Viacom International Inc. (collectively the "Cable Transaction"); and

           WHEREAS, Viacom and the Subsidiary Borrowers have requested certain amendments to be made to and certain consents obtained with respect to certain provisions of the Parent Facility and the Subsidiary Facility, respectively; and

           WHEREAS, the parties who have heretofore entered into the Parent Facility and the Subsidiary Facility now desire to amend certain provisions of such agreements and for the Majority Banks to consent to the waiver of the application of certain other provisions in connection with the Cable Transaction,

           NOW THEREFORE, the parties hereto agree as follows:

           SECTION 1.  Amendments.

                (a) The definition of Net Cash Proceeds in Section 1.1 of the Parent Facility is hereby amended by adding the following provisions: "(v) with reference to proceeds from any sale of Spelling Entertainment Group Inc., the net amount paid by the Borrower for the portion of Virgin Interactive Entertainment Limited ("VIEL") not theretofore directly or indirectly owned by the Borrower, and (vi) with reference to proceeds from any sale of Spelling Entertainment Group Inc., that portion of the Net Cash Proceeds attributable to repayment of Indebtedness owed by Spelling Entertainment Group Inc. to the Borrower;"

                (b) Section 2.3 (b) of the Parent Facility is hereby amended by replacing it in its entirety with the following:

                     "2.3(b) Mandatory Reductions. The Borrower shall reduce the Short-Term Loan Commitment of each Bank by (i) each Bank's Ratable Portion of the amount received by the Borrower from VII Services representing the loan proceeds from VII in connection with the consummation of the Exchange Offer (the "Cable Transaction Effective Date") and (ii) in the event that the Cable Transaction Effective Date has not occurred by May 31, 1996, by each Bank's Ratable Portion of the amount by which any Net Cash Proceeds received by the Borrower from the sale of Spelling Entertainment Group Inc. (or any of its subsidiaries other than VIEL) exceed $150 million. After the Short-Term Loan Commitments have been reduced to $0 and all Short-Term Loans have been repaid, no mandatory reductions of any Commitment shall be required from Net Cash Proceeds".

                (c) Section 10.6 of the Parent Facility is hereby amended by replacing it in its entirety with the following:

                     "10.6. Subsidiary Indebtedness. The Borrower shall not permit any of its Subsidiaries, other than the Guarantor Subsidiary, to incur Indebtedness for borrowed money other than (a) the Subsidiary Loans (as defined in the Subsidiary Facility), (b) under existing facilities identified on
Schedule 10.6 to this Amendment No. 4 or any replacement facilities thereto which in the aggregate do not exceed the amounts of the commitments on such Schedule and (c) Indebtedness for borrowed money in an aggregate amount at any time outstanding of not more than $300 million; provided, however, the aggregate amount of Indebtedness for borrowed money scheduled to mature earlier than six months after the Commitment Termination Date at any time permitted to be outstanding under 10.6(c) and 10.7(b) may not exceed $300 million."

                (d) Section 10.7 of the Parent Facility is hereby amended by replacing it in its entirety with the following:

                     "10.7. Other Restrictions on Indebtedness. The Borrower shall not, and shall not permit the Guarantor Subsidiary to, incur Indebtedness for borrowed money maturing earlier than six months after the Commitment Termination Date other than (a) Commercial Paper and (b) up to $300 million at any time outstanding (less the aggregate amount outstanding under 10.6(c) scheduled to mature earlier than six months after the Commitment Termination
Date) and on terms no more onerous than the terms hereof".

                (e) Section 7.5 of the Subsidiary Facility is hereby amended by replacing it in its entirety with the following:

                     "7.5 Other Restrictions on Indebtedness. No Subsidiary Borrower shall incur Indebtedness for borrowed money maturing earlier than six months after the Commitment Termination Date other than (a) Commercial Paper and
(b) up to $300 million at any time outstanding (less the aggregate amount outstanding scheduled to mature earlier than six months after the Commitment Termination Date under 10.6(c) of the Parent Facility)".

                (f) Section 13.1 of the Parent Facility is hereby amended by deleting the word "or" preceding clause (f) thereof and inserting the following new clause (g): "or (g) amend clause (i) of Section 13.6".

                (g) Section 10.1 of the Subsidiary Facility is hereby amended by deleting the word "or" preceding clause (f) and inserting the following new clause (g): "or (g) amend clause (i) of Section 10.6".

                (h) Clause (i) of Section 13.6 of the Parent Facility is hereby amended to read in its entirety as follows: "the Borrower shall have no right to assign its rights or obligations hereunder or any interest herein (and any such purported assignment shall be void) without the prior consent of the Banks except in connection with any (x) merger or consolidation permitted under
Section 10.2 or (y) merger, consolidation or sale of assets consented to by the Majority Banks".

                (i) Clause (i) of Section 10.6 of the Subsidiary Facility is hereby amended to read in its entirety as follows: "no Subsidiary Borrower shall have the right to assign its rights or obligations hereunder or any interest herein (and any such purported assignment shall be void) without the prior consent of the Banks, except in connection with any (x) merger or consolidation permitted under Section 10.2 of the Parent Facility or (y) merger, consolidation or sale of assets consented to by the Majority Banks".

           SECTION 2.  Consents.  In connection with the Cable Transaction:

                (a) On the Cable Transaction Effective Date, the Guarantor Subsidiary may assign all of its rights and obligations under the VII Guaranty to VII Services (which will change its name to Viacom International Inc.) if in connection therewith VII Services (i) assumes all of the obligations of VII under the VII Guaranty and (ii) receives an assignment of the Non Cable Businesses. VII Services will become the Guarantor Subsidiary and VII will be released from all of its obligations thereunder.

                (b) On the Cable Transaction Effective Date, the Subsidiary Loan made to VII under the Subsidiary Facility may be assigned to VII Services if in connection therewith VII Services (i) assumes all of the obligations of VII under the Subsidiary Loan and (ii) receives an assignment of the Non Cable Businesses. VII Services will become a Subsidiary Borrower under the Subsidiary Facility and VII will be released from all of its obligations thereunder.

                (c) Prior to the expiration of the Exchange Offer, VII may borrow $1.7 billion from a syndicate of banks on terms permitted pursuant to the Transaction Documents substantially in the form of those in effect at the date hereof and may grant such banks a Lien on such funds until they are released to VII Services on the date of consummation of the Exchange Offer and a lien on rights under the Subscription Agreement referred to in Schedule I.

                (d) After the Cable Transaction Effective Date, VII Services may hold certain cable franchises for the benefit of VII until regulatory approvals are obtained and may assign the receivables related to such franchises to the banks lending to VII.

                (e) For purposes of the Parent Facility and the Subsidiary Facility, the $1.7 Billion loan to VII shall not be considered Indebtedness of the Borrower or a Subsidiary Borrower.

           Upon the execution and delivery hereof of the Majority Banks, the Majority Banks shall have consented to each of the foregoing relating to the Cable Transaction and, to the extent any of the matters described in (a) - (e) above are otherwise inconsistent with the terms of the Parent Facility or Subsidiary Facility, as hereby amended, this Amendment shall constitute a waiver of the provisions thereof to the extent necessary to permit the Cable Transaction.

           SECTION 3. Assumption of Liabilities. As of the Cable Transaction Effective Date, VII Services hereby expressly assumes and agrees to pay, satisfy and perform when due all liabilities of VII under each Loan Document to which VII is a party. For purposes of clarity, VII's obligations under the $1.7 billion of bank debt described above will not be assumed by VII Services.

           SECTION 4. Effectiveness. This Amendment will be effective upon the execution hereof by each of Viacom, each Subsidiary Borrower, VII and VII Services and the Majority Banks.

           SECTION 5. Representations and Warranties. Each of Viacom, the Subsidiary Borrowers and the Guarantor Subsidiary hereby represents and warrants that (i) as of the date hereof, both before and after giving effect to this Amendment, and (ii) as of the date of, and after giving effect to consummation of, the Cable Transaction, no Default or Event of Default shall exist or be continuing under the Parent Facility or the Subsidiary Facility.

           SECTION 6. Miscellaneous. (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in each of the Parent Facility and the Subsidiary Facility.

                (b) Except as amended or waived hereby, all of the terms of each of the Parent Facility and the Subsidiary Facility shall remain and continue in full force and effect and are hereby confirmed in all respects.

                (c) This Amendment shall be a Loan Document for the purposes of the Parent Facility and the Subsidiary Facility.

                (d) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                (e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

           SECTION 7. Covenant. Viacom shall within two Business Days following the Cable Transaction Effective Date deliver to the Documentation Agent, dated as of the Cable Transaction Effective Date, as to VII Services only:

            (i) each of the documents referred to in Section 6.1(a), (b) and (c) of the Parent Facility;

           (ii) each of the documents referred to in Section 4.1(a), (b) and (c) of the Subsidiary Facility;

          (iii) a favorable opinion of Shearman & Sterling, special counsel to the Loan Parties, with respect to this Amendment substantially to the same effect as contemplated by paragraph 1 of Exhibit E-1 to the Parent Agreement and paragraph 1 of Exhibit E-1 to the Subsidiary Agreement; and

           (iv) a favorable opinion of Philippe P. Dauman, General Counsel to the Loan Parties, with respect to this Amendment substantially to the same effect as contemplated by paragraphs 1 - 6 of Exhibit E-2 to the Parent Agreement and paragraphs 1 - 6 of Exhibit E-2 to the Subsidiary Agreement.

           SECTION 8. Guarantor Subsidiary Confirmation. By signing below, the Guarantor Subsidiary hereby agrees to the terms of the foregoing Amendment and confirms that the VII Guarantee remains in full force and effect.

           SECTION 9. Viacom Inc. Confirmation. By signing below, Viacom Inc., as guarantor under the Parent Guaranty ("Parent Guarantor"), hereby agrees to the terms of the foregoing Amendment and confirms that the Parent Guaranty remains in full force and effect.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                          VIACOM INC., as Borrower and Parent Guarantor


                          By:/s/ Vaughn A. Clarke
                             --------------------------------
                             Name: Vaughn A. Clarke
                             Title: Senior Vice President

                          VIACOM INTERNATIONAL INC., as a Subsidiary
                          Borrower and as a Guarantor Subsidiary


                          By:/s/ Vaughn A. Clarke
                             --------------------------------
                             Name: Vaughn A. Clarke
                             Title: Senior Vice President

                          On behalf of the following Subsidiary Borrowers:

                          VIACOM CABLEVISION OF DAYTON INC.,

                          WNYT INC.,

                          WMZQ INC. and

                          WVIT INC.,



                          By:/s/ Vaughn A. Clarke
                             --------------------------------
                             Name:  Vaughn A. Clarke
                             Title: Senior Vice President

                          VIACOM INTERNATIONAL SERVICES INC.


                          By:/s/ Vaughn A. Clarke
                             --------------------------------
                             Name:  Vaughn A. Clarke
                             Title: Senior Vice President


                          CREDIT SUISSE


                          By:/s/ J. Hamilton Crawford
                             --------------------------------
                             Name:  J. Hamilton Crawford
                             Title: Associate


                          By:/s/ Michael C. Mast
                             --------------------------------
                             Name:  Michael C. Mast
                             Title: Member of Senior Mgmt.


                          SOCIETE GENERALE


                          By:/s/ Elaine I. Khalil
                             --------------------------------
                             Name:  Elaine I. Khalil
                             Title: Vice President

                          THE BANK OF NEW YORK


                          By:/s/ Geoffrey C. Brooks
                             --------------------------------
                             Name:  Geoffrey C. Brooks
                             Title: Vice President



                          THE BANK OF TOKYO TRUST COMPANY


                          By:/s/ John P. Judge
                             --------------------------------
                             Name:  John P. Judge
                             Title: Vice President


                          FIRST INTERSTATE BANK OF WASHINGTON


                          By:/s/ Susan Hendrixson
                             --------------------------------
                             Name:  Susan Hendrixson
                             Title: Vice President



                          UNION BANK OF SWITZERLAND


                          By:/s/ Stephen A. Cayer
                             --------------------------------
                             Name:  Stephen A. Cayer
                             Title: Assistant Treasurer



                          By:/s/ Peter B. Yearly
                             --------------------------------
                             Name:  Peter B. Yearly
                             Title: Vice President


                          THE YASUDA TRUST & BANKING CO., LTD


                          By:/s/ Gerald Gill
                             --------------------------------
                             Name:  Gerald Gill
                             Title: Vice President

                          BAYERISCHE VEREINSBANK AG


                          By:/s/ John Carlson
                             --------------------------------
                             Name:  John Carlson
                             Title: Vice President


                          By:/s/ Sylvia Chang
                             --------------------------------
                             Name:  Sylvia Chang
                             Title: Vice President



                          MITSUBISHI BANK, LTD.


                          By:/s/ Paula Mueller
                             --------------------------------
                             Name:  Paula Mueller
                             Title:



                          THE MITSUBISHI TRUST AND BANKING
                            CORPORATION


                          By:/s/ Patricia Loret De Mola
                             --------------------------------
                          Name: Patricia Loret De Mola
                             Title: Senior Vice President



                          NATWEST BANK, N.A.


                          By:/s/ Michael A. Cerullo
                             --------------------------------
                             Name:  Michael A. Cerullo
                             Title: Vice President

                          GULF INTERNATIONAL BANK BSC


                          By:/s/ Haytham F. Halil
                             --------------------------------
                             Name:  Haytham F. Halil
                             Title: Assistant Vice President


                          By:/s/ Abdel-Fattah Tahoun
                             --------------------------------
                             Name:  Haytham F. Halil
                             Title: Senior Vice President


                          PNC BANK, NATIONAL ASSOCIATION


                          By:/s/ Karen M. Wolters
                             --------------------------------
                             Name:  Karen M. Wolters
                             Title: Vice President



                          THE SUMITOMO BANK, LTD.


                          By:/s/ S. Higashi
                             --------------------------------
                             Name: S. Higashi
                             Title: Joint General Manager



                          THE SUMITOMO TRUST AND BANKING CO., LTD.


                          By:/s/ Suraj P. Bhatia
                             --------------------------------
                             Name: Suraj P. Bhatia
                             Title: Senior Vice President
                                      Mgr. Corp. Finance Dept.



                          CORESTATES BANK, N.A.


                          By:/s/ Edward L. Kittrell
                             --------------------------------
                             Name:  Edward L. Kittrell
                             Title: Vice President

                          BANQUE FRANCAISE DU COMMERCE EXTERIEUR


                          By:/s/ Peter Karl Harris
                             --------------------------------
                             Name:  Peter Karl Harris
                             Title: Vice President


                          By:/s/ William C. Maier
                             --------------------------------
                             Name:  William C. Maier
                             Title: VP-Group Manager



                          THE SAKURA BANK, LTD.


                          By:/s/ Hiroshi Shimazaki
                             --------------------------------
                             Name:  Hiroshi Shimazaki
                             Title: Senior Vice President
                                     & Manager



                          DEN DANSKE BANK


                          By:/s/ Mogens Sondergaard
                             --------------------------------
                             Name:  Mogens Sondergaard
                             Title: Vice President


                          By:/s/ Bent V. Christensen
                             --------------------------------
                             Name:  Bent V. Christensen
                             Title: Vice President



                          THE INDUSTRIAL BANK OF JAPAN, LTD.


                          By:/s/ Jeffrey Cole
                             --------------------------------
                             Name:  Jeffrey Cole
                             Title: Senior Vice President

                          ROYAL BANK OF CANADA


                          By:/s/ Cynthia K. Wong
                             --------------------------------
                             Name:  Cynthia K. Wong
                             Title: Manager



                          THE SANWA BANK, LTD.


                          By: /s/ Dominic J. Sorresso
                             --------------------------------
                              Name:  Dominic J. Sorresso
                              Title: Vice President



                          TOKAI BANK, LTD.


                          By:/s/ Stuart Schulman
                             --------------------------------
                             Name:  Stuart Schulman
                             Title: Senior Vice President



                          CHEMICAL BANK


                          By:/s/ John J. Huber III
                             --------------------------------
                             Name: John J. Huber III
                            Title: Managing Director



                          THE DAI-CHI KANGYO BANK, LTD.


                          By:/s/ Ronald Wolinsky
                             --------------------------------
                             Name:  Ronald Wolinsky
                             Title: Vice President & Group Leader

                          FIRST HAWAIIAN BANK


                          By:/s/ William B. Schink
                             --------------------------------
                             Name:  William B. Schink
                             Title: Vice President



                          MORGAN GUARANTY TRUST COMPANY OF
                            NEW YORK


                          By:/s/ R. BLake Witherington
                             --------------------------------
                             Name:  R. BLake Witherington
                             Title: Vice President



                          CITIBANK, N.A.


                          By:/s/ Margaret C. Ullrich
                             --------------------------------
                             Name:  Margaret C. Ullrich
                             Title: Vice President



                          THE NIPPON CREDIT BANK, LTD.


                          By:/s/ Bernardo E. Correa-Henschke
                             --------------------------------
                             Name: Bernardo E. Correa-Henschke
                             Title: Vice President & Manager



                          RIGGS NATIONAL BANK


                          By:/s/ David H. Olson
                             --------------------------------
                             Name:  David H. Olson
                             Title: Vice President

                          FIRST UNION NATIONAL BANK OF
                            NORTH CAROLINA


                          By:/s/ Jim F. Redman
                             --------------------------------
                             Name:  Jim F. Redman
                             Title: Senior Vice President



                          MELLON BANK, N.A.


                          By: /s/ G. Luis Ashley
                             --------------------------------
                             Name:  G. Luis Ashley
                             Title: First Vice President



                          COMPAGNIE FINANCIERE DE CIC ET DE
                             L'UNION EUROPENNE


                          By:/s/ Brian O'Leary
                             --------------------------------
                             Name:  Brian O'Leary
                             Title: Vice President


                          By:/s/ Marcus Edward
                             --------------------------------
                             Name:  Marcus Edward
                             Title: Vice President



                          VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME
                          TRUST


                          By:/s/ Jeffrey W. Maillet
                             --------------------------------
                             Name:  Jeffrey W. Maillet
                             Title: Sr. Vice Pres. &
                                Portfolio Manager

                          CIBC, INC.


                          By:/s/ John Tyler
                             --------------------------------
                             Name:  John Tyler
                             Title: Vice President



                          THE CHASE MANHATTAN BANK


                          By:/s/ Bruce Langenkamp
                             --------------------------------
                             Name:  Bruce Langenkamp
                             Title: Vice President



                          THE BANK OF NOVA SCOTIA


                          By:/s/ Vincent Fitzgerald, Jr.
                             --------------------------------
                          Name: Vincent Fitzgerald, Jr.
                             Title: Authorized Signatory



                          THE FUJI BANK, LTD.


                          By:/s/ Katsunori Nozawa
                             --------------------------------
                             Name:  Katsunori Nozawa
                         Title: Vice President & Manager



                          THE LONG-TERM CREDIT BANK OF JAPAN, LTD.


                          By:/s/ John A. Krob
                             --------------------------------
                             Name:  John A. Krob
                             Title: Deputy General Manager

                          BANQUE NATIONALE DE PARIS


                          By:/s/ John S. Mitchell
                             --------------------------------
                             Name:  John S. Mitchell
                             Title: Vice President


                          By:/s/ Nancy Stengel
                             --------------------------------
                             Name:  Nancy Stengel
                             Title: Assistant Treasurer



                          BANK OF HAWAII


                          By:/s/ J. Bryan Scearce
                             --------------------------------
                             Name:  J. Bryan Scearce
                             Title: Vice President



                          BANK OF AMERICA


                          By:/s/ Amy S. Trapp
                             --------------------------------
                             Name:  Amy S. Trapp
                             Title: Vice President



                          NATIONSBANK OF TEXAS, N.A.


                          By:/s/ Chad E. Coben
                             --------------------------------
                             Name:  Chad E. Coben
                             Title: Vice President

                          DEUTSCHE BANK


                          By:/s/ Steven M. Godeke
                             --------------------------------
                             Name:  Steven M. Godele
                             Title: Vice President


                          By:/s/ Bina R. Dabbah
                             --------------------------------
                             Name:  Bina R. Dabbah
                             Title: Vice President



                          UNION BANK


                          By:/s/ Gabriel A. Renga
                             --------------------------------
                             Name:  Gabriel A. Renga
                             Title: Senior Vice President



                          THE TORONTO DOMINION BANK


                          By:/s/ Neva Nesbitt
                             --------------------------------
                             Name:  Neva Nesbitt
                             Title: Manager, Credit Administration



                          FLEET NATIONAL BANK OF CONNECTICUT

                          By:/s/ Stephen Charles
                             --------------------------------
                             Name:  Stephen Charles
                             Title: Senior Vice President



                          BARCLAYS BANK PLC


                          By:/s/ James K. Downy
                             --------------------------------
                             Name:  James K. Downy
                             Title: Associate Director

                          BANK BRUSSELS LAMBERT, NY BRANCH


                          By:/s/ Gerrit Verlodt
                             --------------------------------
                             Name:  Gerrit Verlodt
                             Title: Senior Vice President


                          By:/s/ Dominick H.J. Vangaever
                             --------------------------------
                             Name: Dominick H.J. Vangaever
                             Title: Vice President, Credit Dept.



                          BANK OF MONTREAL


                          By:/s/ Yvonne Bos
                             --------------------------------
                             Name:  Yvonne Bos
                             Title: Managing Director



                          CREDIT LYONNAIS


                          By:/s/ James E. Morris
                             --------------------------------
                             Name:  James E. Morris
                             Title: Vice President

                                   Schedule I

           1. Parents Agreement, dated as of July 24, 1995, among Viacom, TCI and TCI Sub.

           2. Implementation Agreement, dated as of July 24, 1995, between VII and VII Services.

           3. Subscription Agreement, dated as of July 24, 1995, among VII, TCI and TCI Sub.

                                     PRICING
                                    AMENDMENT

           This Amendment ("Amendment"), dated as of November 17, 1995, shall be:

           AMENDMENT NO. 5 to the $6.489 BILLION CREDIT AGREEMENT, dated as of July 1, 1994, as amended, ("Parent Facility") among VIACOM INC., a Delaware corporation ("Viacom"), each of the several Banks, THE BANK OF NEW YORK, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, JP MORGAN SECURITIES INC., as the Syndication Agent, BANK OF AMERICA NT&SA, as a Managing Agent, the Banks identified as Agents on the signature pages thereof, as Agents, and the Banks identified as Co-Agents on the signature pages thereof, as Co-Agents.

           AMENDMENT NO. 4 to the $311 MILLION CREDIT AGREEMENT, dated as of July 1, 1994, as amended, (the "Subsidiary Facility") among VIACOM CABLEVISION OF DAYTON INC., WNYT INC., WMZQ INC., WVIT INC., AND VIACOM INTERNATIONAL INC., each a Delaware corporation (collectively "Subsidiary Borrowers"), each of the several Banks, THE BANK OF NEW YORK, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, JP MORGAN SECURITIES INC., as the Syndication Agent, BANK OF AMERICA NT&SA, as a Managing Agent, the Banks identified as Agents of the signature pages thereof, as Agents, and the Banks identified as Co-Agents on the signature pages thereof, as Co-Agents.

                                   WITNESSETH:

           WHEREAS, the parties who have heretofore entered into the Parent Facility and the Subsidiary Facility now desire to amend certain provisions of such agreements to provide for a change in the Applicable Eurodollar Rate Margin and Commitment Fees payable thereunder,

           NOW THEREFORE, the parties hereto agree as follows:

           SECTION 1.  Amendments.

                (a) The definition of Applicable Eurodollar Rate Margin in
Section 1.1 of the Parent Facility and Section 1.1 of the Subsidiary Facility are hereby amended by deleting the tables appearing therein and replacing them in each case with the following table:


                CREDIT RATING       MARGIN
                -------------       ------

                A-/A3 or better     0.300%
                BBB+/Baa1           0.375%
                BBB/Baa2            0.450%
                BBB-/Baa3           0.500%
                BB+/Ba1             0.750%
                BB/Ba2              0.875%
                BB-/Ba3 or lower    1.250%


                (b) Section 5.4 (a) of the Parent Facility and Section 3.4(a) of the Subsidiary Facility are hereby amended by deleting the tables appearing therein and replacing them in each case with the following table:

                CREDIT RATING       COMMITMENT FEE
                -------------       --------------

                A-/A3 or better     0.1250%
                BBB+/Baa1           0.1500%
                BBB/Baa2            0.1875%
                BBB-/Baa3           0.2000%
                BB+/Ba1             0.3125%
                BB/Ba2              0.3500%
                BB-/Ba3 or lower    0.4000%


           SECTION 2. Effectiveness. This Amendment will be effective upon the execution hereof by each of Viacom, each Subsidiary Borrower, VII and VII Services and each of the Banks.

           SECTION 3. Representations and Warranties. Each of Viacom, the Subsidiary Borrowers and the Guarantor Subsidiary hereby represents and warrants that as of the date hereof, both before and after giving effect to this Amendment no Default or Event of Default shall exist or be continuing under the Parent Facility or the Subsidiary Facility.

           SECTION 4. Miscellaneous. (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in each of the Parent Facility and the Subsidiary Facility.

                (b) Except as amended hereby, all of the terms of each of the Parent Facility and the Subsidiary Facility shall remain and continue in full force and effect and are hereby confirmed in all respects.

                (c) This Amendment shall be a Loan Document for the purposes of the Parent Facility and the Subsidiary Facility.

                (d) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                (e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

           SECTION 5. Guarantor Subsidiary Confirmation. By signing below, the Guarantor Subsidiary hereby agrees to the terms of the foregoing Amendment and confirms that the VII Guarantee remains in full force and effect.

           SECTION 6. Viacom Inc. Confirmation. By signing below, Viacom Inc., as guarantor under the Parent Guaranty ("Parent Guarantor"), hereby agrees to the terms of the foregoing Amendment and confirms that the Parent Guaranty remains in full force and effect.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                          VIACOM INC., as Borrower and Parent Guarantor


                          By: /s/ Vaughn A. Clarke
                             --------------------------------
                             Name: Vaughn A. Clarke
                             Title: Senior Vice President

                          VIACOM INTERNATIONAL INC., as a Subsidiary
                          Borrower and as a Guarantor Subsidiary


                          By: /s/ Vaughn A. Clarke
                             --------------------------------
                             Name: Vaughn A. Clarke
                             Title: Senior Vice President

                          On behalf of the following Subsidiary Borrowers:

                          VIACOM CABLEVISION OF DAYTON INC.,

                          WNYT INC.,

                          WMZQ INC. and

                          WVIT INC.,


                          By:/s/ Vaughn A. Clarke
                             --------------------------------
                             Name:  Vaughn A. Clarke
                             Title: Senior Vice President

                          VIACOM INTERNATIONAL SERVICES INC.


                          By:/s/ Vaughn A. Clarke
                             --------------------------------
                             Name:  Vaughn A. Clarke
                             Title: Senior Vice President



                          CREDIT SUISSE


                          By:/s/ J. Hamilton Crawford
                             --------------------------------
                             Name: J. Hamilton Crawford
                             Title: Associate

                          SOCIETE GENERALE


                          By:/s/ Elaine I. Khalil
                             --------------------------------
                             Name:  Elaine I. Khalil
                             Title: Vice President



                          THE BANK OF NEW YORK


                          By:/s/ Geoffrey C. Brooks
                             --------------------------------
                             Name: Geoffrey C. Brooks
                             Title: Vice President



                         THE BANK OF TOKYO TRUST COMPANY


                          By:/s/ John P. Judge
                             --------------------------------
                             Name:  John P. Judge
                             Title: Vice President



                          FIRST INTERSTATE BANK OF WASHINGTON


                          By:/s/ Susan Hendrixson
                             --------------------------------
                             Name:  Susan Hendrixson
                             Title: Vice President

                          UNION BANK OF SWITZERLAND


                          By:/s/ Stephen A. Cayer
                             --------------------------------
                             Name:  Stephen A. Cayer
                             Title: Assistant Treasurer



                          By:/s/ Peter B. Yearly
                             --------------------------------
                             Name:  Peter B. Yearly
                             Title: Vice President



                          THE YASUDA TRUST & BANKING CO., LTD


                          By:/s/ Gerald Gill
                             --------------------------------
                             Name:  Gerald Gill
                             Title: Vice President


                          BAYERISCHE VEREINSBANK AG


                          By:/s/ John Carlson
                             --------------------------------
                             Name:  John Carlson
                             Title: Vice President


                          By:/s/
                             --------------------------------
                             Name:
                             Title: Vice President



                          LLOYDS BANK, PLC


                          By:/s/ Paul D. Brianente
                             --------------------------------
                             Name: Paul D. Brianente
                             Title: Vice President


                          By:/s/ Theodore R. Walser
                             --------------------------------
                            Name: Theodore R. Walser
                            Title: Senior Vice President

                          MITSUBISHI BANK, LTD.


                          By:/s/ Paula Mueller
                             --------------------------------
                             Name:  Paula Mueller
                             Title:



                          THE MITSUBISHI TRUST AND BANKING CORPORATION


                          By:/s/ Patricia Loret De Mola
                             --------------------------------
                             Name: Patricia Loret De Mola
                             Title: Senior Vice President



                          NATWEST BANK, N.A.


                          By:/s/ Michael A. Cerullo
                             --------------------------------
                             Name: Michael A. Cerullo
                             Title: Vice President



                         PNC BANK, NATIONAL ASSOCIATION


                          By:/s/ Karen M. Wolters
                             --------------------------------
                             Name:  Karen M. Wolters
                             Title: Vice President



                          THE SUMITOMO TRUST AND BANKING CO., LTD.


                          By:/s/ Suraj P. Bhatia
                             --------------------------------
                             Name: Suraj P. Bhatia
                             Title: Senior VP, Mgr. Corp.
                                    Finance Dept

                          THE SUMITOMO BANK, LTD.


                          By:/s/ S. Higashi
                             --------------------------------
                             Name: S. Higashi
                             Title: Joint General Manager



                          CORESTATES BANK, N.A.


                          By:/s/ Edward L. Kittrell
                             --------------------------------
                             Name: Edward L. Kittrell
                             Title: Vice President



                          BANQUE FRANCAISE DU COMMERCE EXTERIEUR


                          By:/s/ Peter Karl Harris
                             --------------------------------
                             Name: Peter Karl Harris
                             Title: Vice President


                          By:/s/ William C. Maier
                             --------------------------------
                             Name:  William C. Maier
                             Title: VP-Group Manager



                          THE NIPPON CREDIT BANK, LTD.


                          By:/s/ Bernardo E. Correa-Henschke
                             --------------------------------
                             Name: Bernardo E. Correa-Henschke
                             Title: Vice President & Manager



                          THE SAKURA BANK, LTD.


                          By:/s/ Hiroshi Shimazaki
                             --------------------------------
                             Name: Hiroshi Shimazaki
                             Title: Senior Vice President
                                    & Manager

                          DEN DANSKE BANK


                          By:/s/ Mogens Sondergaard
                             --------------------------------
                             Name: Mogens Sondergaard
                             Title: Vice President


                          By:/s/ Bent V. Christensen
                             --------------------------------
                             Name: Bent V. Christensen
                             Title: Vice President



                          THE ROYAL BANK OF CANADA


                          By:/s/ Cynthia K. Wong
                             --------------------------------
                             Name:  Cynthia K. Wong
                             Title: Manager



                          THE SANWA BANK, LTD.


                          By: /s/ Dominic J. Sorresso
                             --------------------------------
                             Name: Dominic J. Sorresso
                             Title: Vice President



                          TOKAI BANK, LTD.


                          By:/s/ Stuart Schulman
                             --------------------------------
                             Name:  Stuart Schulman
                             Title: Senior Vice President



                          CHEMICAL BANK


                          By:/s/ John J. Huber III
                             --------------------------------
                             Name: John J. Huber III
                             Title: Managing Director

                          THE DAI-CHI KANGYO BANK, LTD.


                          By:/s/ Ronald Wolinsky
                             --------------------------------
                             Name:  Ronald Wolinsky
                             Title: Vice President & Group Leader



                          FIRST HAWAIIAN BANK


                          By:/s/ William B. Schink
                             --------------------------------
                             Name: William B. Schink
                             Title: Vice President



                          MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                          By:/s/ R. BLake Witherington
                             --------------------------------
                             Name: R. BLake Witherington
                             Title: Vice President



                          CITIBANK, N.A.


                          By:/s/ Margaret C. Ullrich
                             --------------------------------
                             Name: Margaret C. Ullrich
                             Title: Vice President



                          RIGGS NATIONAL BANK


                          By:/s/ David H. Olson
                             --------------------------------
                             Name:  David H. Olson
                             Title: Vice President

                          FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                          By:/s/ Jim P. Wedman
                             --------------------------------
                             Name:  Jim P. Wedman
                             Title: Senior Vice President



                          MELLON BANK, N.A.


                          By: /s/ G. Luis Ashley
                             --------------------------------
                             Name:  G. Luis Ashley
                             Title: First Vice President



                          COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                          EUROPENNE


                          By:/s/ Brian O'Leary
                             --------------------------------
                             Name:  Brian O'Leary
                             Title: Vice President


                          By:/s/ Marcus Edward
                             --------------------------------
                             Name:  Marcus Edward
                             Title: Vice President



                          VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME
                          TRUST


                          By:/s/ Jeffrey W. Maillet
                             --------------------------------
                             Name: Jeffrey W. Maillet
                             Title: Sr. Vice Pres.
                                    & Portfolio Mgr.

                          CIBC, INC.


                          By:/s/ John Tyler
                             --------------------------------
                             Name:  John Tyler
                             Title: Vice President



                          THE BANK OF NOVA SCOTIA


                          By:/s/ Vincent Fitzgerald, Jr.
                             --------------------------------
                             Name: Vincent Fitzgerald, Jr.
                             Title: Authorized Signatory



                          THE FUJI BANK, LTD.


                          By:/s/ Katsunori Nozawa
                             --------------------------------
                             Name:  Katsunori Nozawa
                             Title: Vice President & Manager



                          THE LONG-TERM CREDIT BANK OF JAPAN, LTD.


                          By:/s/ John A. Krob
                             --------------------------------
                             Name:  John A. Krob
                             Title: Deputy General Manager



                          BANQUE NATIONALE DE PARIS


                          By:/s/ John S. McGill
                             --------------------------------
                             Name:  John S. McGill
                             Title: Vice President



                          By:/s/ Nancy L. Stengel
                             --------------------------------
                             Name:  Nancy L. Stengel
                             Title: Assistant Treasurer

                          BANK OF HAWAII


                          By:/s/ J. Bryan Scearce
                             --------------------------------
                             Name:  J. Bryan Scearce
                             Title: Vice President



                          BANK OF AMERICA


                          By:/s/ Amy S. Trapp
                             --------------------------------
                             Name:  Amy S. Trapp
                             Title: Vice President



                          NATIONSBANK OF TEXAS, N.A.


                          By:/s/ Chad E. Coben
                             --------------------------------
                             Name:  Chad E. Coben
                             Title: Vice President



                          DEUTSCHE BANK


                          By:/s/ Steven M. Godeke
                             --------------------------------
                             Name:  Steven M. Godele
                             Title: Vice President


                          By:/s/ Bina R. Dabbah
                             --------------------------------
                             Name:  Bina R. Dabbah
                             Title: Vice President



                          UNION BANK


                          By:/s/ Gabriel A. Renga
                             --------------------------------
                             Name:  Gabriel A. Renga
                             Title: Senior Vice President

                          THE TORONTO DOMINION BANK


                          By:/s/ Neva Nesbitt
                             --------------------------------
                             Name:  Neva Nesbitt
                             Title: Manager, Credit Administration


                          By:/s/ Cindy D. Hewitt
                             --------------------------------
                             Name:  Cindy D. Hewitt
                             Title: Vice President


                          FLEET NATIONAL BANK OF CONNECTICUT


                          By:/s/ Stephen Charles
                             --------------------------------
                             Name:  Stephen Charles
                             Title: Senior Vice President



                          BARCLAYS BANK PLC


                          By:/s/ James K. Downy
                             --------------------------------
                             Name:  James K. Downy
                             Title: Associate Director



                          BANK BRUSSELS LAMBERT


                          By:/s/ Dominick H. J. Vangaever
                             --------------------------------
                             Name: Dominick H. J. Vangaever
                             Title: Vice President



                          BANK OF MONTREAL


                          By:/s/ Yvonne Bos
                             --------------------------------
                             Name:  Yvonne Bos
                             Title: Managing Director

                          CREDIT LYONNAIS


                          By:/s/ James E. Morris
                             --------------------------------
                             Name:  James E. Morris
                             Title: Vice President